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                                                                    Exhibit 99.1

                     TWEETER HOME ENTERTAINMENT GROUP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey S. Stone, President and Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2003 and results of operations of the Company for the three and six months ended March 31, 2003.



                                      /s/ Jeffrey S. Stone
                                      ---------------------------------------
                                      Jeffrey S. Stone, President and
                                      Chief Executive Officer

                                      May 14, 2003